SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): April 14, 2004
                                                      --------------


                                MOVIE STAR, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           New York                     1-5893                  13-5651322
-------------------------------     --------------    --------------------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)




       1115 Broadway, New York, New York                              10010
-----------------------------------------------------          -----------------
   (Address of Principal Executive Offices)                         (Zip Code




Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits:

        99.1 Press Release, dated April 14, 2004 announcing the appointment of three new directors.

Item 9. Regulation FD Disclosure.

     On April 14, 2004, Movie Star, Inc. issued a press release announcing the appointment of three new directors. The press release is included as Exhibit
99.1 hereto.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   April 14, 2004                 MOVIE STAR, INC.



                               By:      /s/ Thomas Rende
                                        -----------------------------------
                                        Thomas Rende
                                        Chief Financial  Officer (Principal
                                        Financial and Accounting Officer)